   As filed with the Securities and Exchange Commission on September 14, 2001
                                                      Registration No. 333-60434
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                 POST- EFFECTIVE
                                 AMENDMENT NO. 1
                                   TO FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                             LOWE'S COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


         NORTH CAROLINA                                   56-0578072
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                             1605 Curtis Bridge Road
                        Wilkesboro, North Carolina 28697
                                 (336) 658-5445
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                               Stephen A. Hellrung
              Senior Vice President, General Counsel and Secretary
                             Lowe's Companies, Inc.
                             1605 Curtis Bridge Road
                        Wilkesboro, North Carolina 28697
                                 (336) 658-5445
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)


                                    Copy to:

                              Lathan M. Ewers, Jr.
                                Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                          Richmond, Virginia 23219-4074
                                 (804) 788-8269

                                 $1,005,000,000
                             LOWE'S COMPANIES, INC.
                     Liquid Yield Option(TM) Notes due 2021
                             (Zero Coupon - Senior)

                                   ----------

                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER ___, 2001
                                       TO
                        PROSPECTUS DATED AUGUST 14, 2001

                                   ----------

     This Prospectus Supplement amends the table of Selling Securityholders appearing on pages 35-44 of the Prospectus dated August 14, 2001, (i) to list additional selling securityholders and (ii) to update the positions of previously disclosed selling securityholders, based on completed investor questionnaires and trade execution orders submitted to Lowe's on or before September 13, 2001.

                           SELLING SECURITYHOLDERS/1/

     The LYONs were originally issued by us and sold by Merrill Lynch, Pierce, Fenner & Smith Incorporated in a transaction exempt from the registration requirements of the Securities Act to persons reasonably believed by Merrill Lynch to be "qualified institutional buyers" (as defined by Rule 144A under the Securities Act). The selling securityholders (which term includes their transferees, pledgees, donees or successors) may from time to time offer and sell pursuant to this Prospectus any and all of the LYONs and the shares of common stock issuable upon conversion and/or redemption of the LYONs.

     Set forth below are the names of each selling securityholder, the principal amount of LYONs that may be offered by such selling securityholder pursuant to this Prospectus, and the number of shares of common stock into which such LYONs are convertible. Unless set forth below, none of the selling securityholders has had a material relationship with us or any of our predecessors or affiliates within the past three years.

     The following table sets forth certain information received by us on or prior to September 13, 2001. However, any or all of the LYONs or common stock listed below may be offered for sale pursuant to this Prospectus by the selling securityholders from time to time. Accordingly, no estimate can be given as to the amounts of LYONs or common stock that will be held by the selling securityholders upon consummation of any such sales.

----------

     /1/ Total principal amount of selling securityholders listed may be more than $1,005,000,000 because certain of the selling securityholders have transferred LYONs pursuant to Rule 144A or otherwise reduced their position prior to selling pursuant to this registration statement without notifying Lowe's of their reduced position. The maximum principal amount at maturity of LYONs that may be sold under this registration statement will not exceed $1,005,000,000.

---------------------------------------------------------------------------------------------------------------------------
                                                          Aggregate
                                                          Principal
                                                          Amount of
                                                           LYONs at       Percentage of       Common Stock     Common Stock
                                                        Maturity that        LYONs           Owned Prior to     Registered
                        Name                             May be Sold      Outstanding          Conversion         Hereby
---------------------------------------------------------------------------------------------------------------------------
AAM/Zazore International Income Fund L.P.                     2,000,000            0.20%                 0          32,896
---------------------------------------------------------------------------------------------------------------------------
ABN AMRO Securities L.L.C                                     5,000,000            0.50%                 0          82,240
---------------------------------------------------------------------------------------------------------------------------
AIM Capital Management Mid-Cap Opportunities Fund             7,000,000            0.70%                 0         115,136
---------------------------------------------------------------------------------------------------------------------------
AIM Capital Management Large Cap Opportunity Fund             6,000,000            0.60%                 0          98,688
---------------------------------------------------------------------------------------------------------------------------
Allstate Insurance Company                                    1,650,000            0.16%                 0          27,139
---------------------------------------------------------------------------------------------------------------------------
Allstate Life Insurance Company                               5,305,000            0.53%                 0          87,256
---------------------------------------------------------------------------------------------------------------------------
Aloha Airlines Non-Pilots Pension Trust                         285,000            0.03%                 0           4,687
---------------------------------------------------------------------------------------------------------------------------
Aloha Airlines Pilots Retirement Trust                          165,000            0.02%                 0           2,713
---------------------------------------------------------------------------------------------------------------------------
Amaranth Securities LLC                                       2,125,000            0.21%                 0          34,952
---------------------------------------------------------------------------------------------------------------------------
Amerisure Companies/Michigan Mutual Insurance
Company                                                         400,000            0.04%                 0           6,579
---------------------------------------------------------------------------------------------------------------------------
Arkansas Teachers Retirement                                  6,355,000            0.63%                 0         104,527
---------------------------------------------------------------------------------------------------------------------------
Arpeggio Fund LP                                              4,500,000            0.45%                 0          74,016
---------------------------------------------------------------------------------------------------------------------------
Associated Electric & Gas Insurance Services Limited          1,100,000            0.11%                 0          18,092
---------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC                               30,130,000            3.00%                 0         495,578
---------------------------------------------------------------------------------------------------------------------------
Bankers Trust Co. Trustee for Daimler Chrysler Corp
Emp#1 Pension Plan                                            4,785,000            0.48%                 0          78,703
---------------------------------------------------------------------------------------------------------------------------
Baptist Health of South Florida                                 823,000            0.08%                 0          13,536
---------------------------------------------------------------------------------------------------------------------------
Bay County PERS                                                 195,000            0.02%                 0           3,207
---------------------------------------------------------------------------------------------------------------------------
BBT Fund L.P.                                                32,500,000            3.23%                 0         534,560
---------------------------------------------------------------------------------------------------------------------------
B.C. McCabe Foundation                                          600,000            0.06%                 0           9,868
---------------------------------------------------------------------------------------------------------------------------
Bear Stearns & Co., Inc.                                     10,333,000            1.03%                 0         169,957
---------------------------------------------------------------------------------------------------------------------------
Black Diamond Offshore Ltd.                                   1,748,000            0.17%                 0          28,751
---------------------------------------------------------------------------------------------------------------------------
Blue Cross/Blue Shield of Florida                             1,500,000            0.15%                 0          24,672
---------------------------------------------------------------------------------------------------------------------------
Blue Cross/Blue Shield of Rochester, c/o Income
Research and Management                                       2,930,000            0.29%                 0          48,192
---------------------------------------------------------------------------------------------------------------------------
Boston Museum of Fine Arts                                       87,000            0.01%                 0           1,430
---------------------------------------------------------------------------------------------------------------------------
C&H Sugar Company, Inc.                                         425,000            0.04%                 0           6,990
---------------------------------------------------------------------------------------------------------------------------
CA State Automobile Assn. Inte-Insurance                      1,000,000            0.10%                 0          16,448
---------------------------------------------------------------------------------------------------------------------------
CALAMOS(R)Convertible Growth and Income Fund -
CALAMOS(R)Investment Trust                                    7,500,000            0.75%                 0         123,360
---------------------------------------------------------------------------------------------------------------------------
California Public Employees' Retirement System                9,000,000            0.90%         3,114,560         148,032
---------------------------------------------------------------------------------------------------------------------------
Christian Science Trustees -- Gifts and Endowments              170,000            0.02%                 0           2,796
---------------------------------------------------------------------------------------------------------------------------
Chrysler Corporation Master Retirement Trust                  5,875,000            0.58%                 0          96,632
---------------------------------------------------------------------------------------------------------------------------
CIBC World Markets                                           10,000,000            1.00%                 0         164,480
---------------------------------------------------------------------------------------------------------------------------
City of Birmingham Retirement & Relief System                 1,000,000            0.10%                 0          16,448
---------------------------------------------------------------------------------------------------------------------------
CitySam Fund-Ltd.                                            11,600,000            1.15%                 0         190,796
---------------------------------------------------------------------------------------------------------------------------
Clarica Life Insurance Co. - U.S.                               800,000            0.08%                 0          13,158
---------------------------------------------------------------------------------------------------------------------------
Commonwealth Professional Assurance Company, c/o
Income Research & Management                                    540,000            0.05%                 0           8,881
---------------------------------------------------------------------------------------------------------------------------
Conseco Annuity Assurance Company                             2,500,000            0.25%                 0          41,120
---------------------------------------------------------------------------------------------------------------------------
Conseco Fund Group - Conseco Convertible
Securities Fund                                                 250,000            0.02%                 0           4,112
---------------------------------------------------------------------------------------------------------------------------
Credit Industriel D'Alsace et De Lorraine                     9,400,000            0.94%                 0         154,611
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                          Aggregate
                                                          Principal
                                                          Amount of
                                                           LYONs at       Percentage of       Common Stock     Common Stock
                                                        Maturity that        LYONs           Owned Prior to     Registered
                        Name                             May be Sold      Outstanding          Conversion         Hereby
---------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corporation                      898,000,000           89.35%                 0      14,770,304
---------------------------------------------------------------------------------------------------------------------------
Delta Airlines Master Trust                                   1,680,000            0.17%                 0          27,632
---------------------------------------------------------------------------------------------------------------------------
Delta Pilots D &  S Trust                                       935,000            0.09%                 0          15,378
---------------------------------------------------------------------------------------------------------------------------
Deustche Bank Alex Brown Inc.                                47,512,000            4.73%                 0         781,477
---------------------------------------------------------------------------------------------------------------------------
Double Black Diamond Offshore                                 7,869,000            0.78%                 0         129,429
---------------------------------------------------------------------------------------------------------------------------
Drury University                                                140,000            0.01%                 0           2,302
---------------------------------------------------------------------------------------------------------------------------
Dylan (IMA) Limited                                           5,000,000            0.50%                 0          82,240
---------------------------------------------------------------------------------------------------------------------------
Engineers Joint Pension Fund                                    795,000            0.08%                 0          13,076
---------------------------------------------------------------------------------------------------------------------------
Enterprise Convertible Securities Fund                          257,000            0.03%                 0           4,227
---------------------------------------------------------------------------------------------------------------------------
EQAT/Alliance Growth Investors                                1,565,000            0.16%                 0          25,741
---------------------------------------------------------------------------------------------------------------------------
Equitable Life Assurance Separate Account --
Balanced                                                         90,000            0.01%                 0           1,480
---------------------------------------------------------------------------------------------------------------------------
Equitable Life Assurance Separate Account --
Convertibles                                                  1,425,000            0.14%                 0          23,438
---------------------------------------------------------------------------------------------------------------------------
Excellus Health Plan, Inc.                                    2,500,000            0.25%                 0          41,120
---------------------------------------------------------------------------------------------------------------------------
Federated Equity Funds                                       17,000,000            1.69%                 0         279,616
---------------------------------------------------------------------------------------------------------------------------
Fidelity Devonshire Trust:  Fidelity Equity-Income
Fund                                                         16,850,000            1.68%                 0         277,148
---------------------------------------------------------------------------------------------------------------------------
Fidelity Financial Trust:  Fidelity Covertible
Securities Fund                                               2,750,000            0.27%                 0          45,232
---------------------------------------------------------------------------------------------------------------------------
Fidelity Puritan Trust:  Fidelity Puritan Fund                9,610,000            0.96%                 0         158,065
---------------------------------------------------------------------------------------------------------------------------
Forest Alternative Strategies II                                150,000            0.01%           150,000           2,467
---------------------------------------------------------------------------------------------------------------------------
Forest Fulcrum Fund L.L.P.                                    1,950,000            0.19%         1,950,000          32,073
---------------------------------------------------------------------------------------------------------------------------
Forest Global Convertible Fund Series A-5                     9,130,000            0.91%         9,128,000         150,170
---------------------------------------------------------------------------------------------------------------------------
Franklin and Marshall College                                   275,000            0.03%                 0           4,523
---------------------------------------------------------------------------------------------------------------------------
The Frist Foundation                                            255,000            0.03%                 0           4,194
---------------------------------------------------------------------------------------------------------------------------
Fuji U.S. Income Open                                         1,000,000            0.10%                 0          16,448
---------------------------------------------------------------------------------------------------------------------------
Gaia Offshore Master Fund Ltd.                               20,000,000            1.99%                 0         328,960
---------------------------------------------------------------------------------------------------------------------------
GLG Market Neutral Fund                                      16,000,000            1.59%                 0         263,168
---------------------------------------------------------------------------------------------------------------------------
Global Bermuda Limited Partnership                            2,200,000            0.22%                 0          36,185
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs and Company                                       485,000            0.05%                 0           7,977
---------------------------------------------------------------------------------------------------------------------------
Hawaiian Airlines Employees Pension Plan - IAM                  135,000            0.01%                 0           2,220
---------------------------------------------------------------------------------------------------------------------------
Hawaiian Airlines Pension Plan for Salaried
Employees                                                        25,000            0.00%                 0             411
---------------------------------------------------------------------------------------------------------------------------
Hawaiian Airlines Pilots Retirement Plan                        260,000            0.03%                 0           4,276
---------------------------------------------------------------------------------------------------------------------------
HFR Master Fund LTD                                             800,000            0.08%                 0          13,158
---------------------------------------------------------------------------------------------------------------------------
HSBCTTee Zola Managed Trust                                     900,000     0.000895522                  0          14,803
---------------------------------------------------------------------------------------------------------------------------
IMF Convertible Fund                                          2,400,000            0.24%                 0          39,475
---------------------------------------------------------------------------------------------------------------------------
Innovest Finanzdienstleistungs                                  871,000            0.09%                 0          14,326
---------------------------------------------------------------------------------------------------------------------------
Investcorp Sam Fund Limited                                  10,000,000            1.00%                 0         164,480
---------------------------------------------------------------------------------------------------------------------------
The J.H. Mennen GST                                              17,475            0.00%                 0             287
---------------------------------------------------------------------------------------------------------------------------
JP Morgan Securities Inc.                                     4,000,000            0.40%                 0          65,792
---------------------------------------------------------------------------------------------------------------------------
KBC Financial Products USA                                    3,000,000            0.30%                 0          49,344
---------------------------------------------------------------------------------------------------------------------------
Kerr McGee Corporation                                        1,190,000            0.12%                 0          19,573
---------------------------------------------------------------------------------------------------------------------------
Lakeshore International Ltd.                                  8,900,000            0.89%                 0         146,387
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Inc.                                            350,000            0.03%                 0           5,756
---------------------------------------------------------------------------------------------------------------------------
Lincoln National Global Asset Allocation Fund                   100,000            0.01%                 0           1,644
---------------------------------------------------------------------------------------------------------------------------
LLT Limited                                                     440,000            0.04%                 0           7,237
---------------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Fund                              10,000,000            1.00%                 0         164,480
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                          Aggregate
                                                          Principal
                                                          Amount of
                                                           LYONs at       Percentage of       Common Stock     Common Stock
                                                        Maturity that        LYONs           Owned Prior to     Registered
                        Name                             May be Sold      Outstanding          Conversion         Hereby
---------------------------------------------------------------------------------------------------------------------------
Lumbermens                                                      825,000            0.08%                 0          13,569
---------------------------------------------------------------------------------------------------------------------------
Lutheran Brotherhood                                          4,500,000            0.45%            14,160          74,016
---------------------------------------------------------------------------------------------------------------------------
Lydian Overseas Partners Master Fund                         44,500,000            4.43%                 0         731,936
---------------------------------------------------------------------------------------------------------------------------
Lyxor Master Fund                                               600,000            0.06%                 0           9,868
---------------------------------------------------------------------------------------------------------------------------
Lyxor Master Fund, c/o Forest Investment Mngt.
L.L.C.                                                        2,100,000            0.21%         2,100,000          34,540
---------------------------------------------------------------------------------------------------------------------------
McMahan Securities Co. L.P.                                   1,150,000            0.11%                 0          18,915
---------------------------------------------------------------------------------------------------------------------------
Med America Insurance,
c/o Income Research and Management                            3,535,000            0.35%                 0          58,143
---------------------------------------------------------------------------------------------------------------------------
Med American New York Insurance,
c/o Income Research and Management                            1,315,000            0.13%                 0          21,629
---------------------------------------------------------------------------------------------------------------------------
Memphis Light, Gas and Water Retirement Fund                    935,000            0.09%                 0          15,378
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner and Smith Inc.                 14,123,000            1.41%                           232,295
---------------------------------------------------------------------------------------------------------------------------
Met Investors Bond Debenture Fund                             1,500,000            0.15%                 0          24,672
---------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter                                    2,400,000            0.24%                 0          39,475
---------------------------------------------------------------------------------------------------------------------------
Motion Picture Industry                                         921,000            0.09%                 0          15,148
---------------------------------------------------------------------------------------------------------------------------
Motion Picture Industry Health Plan - Active Member
Fund                                                            575,000            0.06%                 0           9,457
---------------------------------------------------------------------------------------------------------------------------
Motion Picture Industry Health Plan - Retiree
Member Fund                                                     290,000            0.03%                 0           4,769
---------------------------------------------------------------------------------------------------------------------------
National Fuel Gas Company Retirement                            200,000            0.02%                 0           3,289
---------------------------------------------------------------------------------------------------------------------------
Nicholas Applegate Convertible Fund                           2,434,000            0.24%                 0          40,034
---------------------------------------------------------------------------------------------------------------------------
Nicholas Applegate Investment Grade Convertible                  15,000            0.00%                 0             246
---------------------------------------------------------------------------------------------------------------------------
Northern Income Equity Fund                                   4,000,000            0.40%                 0          65,792
---------------------------------------------------------------------------------------------------------------------------
OCM Convertible Trust                                         4,025,000            0.40%                 0          66,203
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Convertible Securities Fund                      10,000,000            1.00%                 0         164,480
---------------------------------------------------------------------------------------------------------------------------
OZ Master Fund, Ltd.                                         22,000,000            2.19%                 0         361,856
---------------------------------------------------------------------------------------------------------------------------
Paloma Securities LLC                                        17,125,000            1.70%             8,200         281,672
---------------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corporation                                     100,000            0.01%                 0           1,644
---------------------------------------------------------------------------------------------------------------------------
Partner Reinsurance Company Ltd                                 975,000            0.10%                 0          16,036
---------------------------------------------------------------------------------------------------------------------------
Penn Treaty Network America Insurance Company                   360,000            0.04%                 0           5,921
---------------------------------------------------------------------------------------------------------------------------
Physicians Life                                                 627,000            0.06%                 0          10,312
---------------------------------------------------------------------------------------------------------------------------
PIMCO Convertible Fund                                        1,500,000            0.15%                 0          24,672
---------------------------------------------------------------------------------------------------------------------------
Principal Investors Fund, Inc. on behalf of its
Partners Large Cap Blend Fund                                   280,000            0.03%                 0           4,605
---------------------------------------------------------------------------------------------------------------------------
Principal Investors Fund, Inc. on behalf of its
Principal Partners Large Cap Blend Fund, Inc.                   125,000            0.01%                 0           2,056
---------------------------------------------------------------------------------------------------------------------------
Putnam Asset Allocation Funds- Balanced Portfolio               700,000            0.07%                 0          11,513
---------------------------------------------------------------------------------------------------------------------------
Putnam Asset Allocation Funds- Conservative
Portfolio                                                       500,000            0.05%                 0           8,224
---------------------------------------------------------------------------------------------------------------------------
Putnam Convertible Income-Growth Trust                        5,200,000            0.52%                 0          85,529
---------------------------------------------------------------------------------------------------------------------------
Putnam Convertible Opportunities and Income Trust               248,000            0.02%                 0           4,079
---------------------------------------------------------------------------------------------------------------------------
Putnam Variable Trust-Putnam VT Global Asset
Allocation Fund                                                 200,000            0.02%                 0           3,289
---------------------------------------------------------------------------------------------------------------------------
Quattro Fund, Ltd.                                            1,500,000            0.15%                 0          24,672
---------------------------------------------------------------------------------------------------------------------------
Queen's Health Plan                                             100,000            0.01%                 0           1,644
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                          Aggregate
                                                          Principal
                                                          Amount of
                                                           LYONs at       Percentage of       Common Stock     Common Stock
                                                        Maturity that        LYONs           Owned Prior to     Registered
                        Name                             May be Sold      Outstanding          Conversion         Hereby
---------------------------------------------------------------------------------------------------------------------------
RBC Capital Services Inc. c/o Forest Investment
Mngt. L.L.C.                                                     50,000            0.00%            47,000             822
---------------------------------------------------------------------------------------------------------------------------
Rhapsody Fund, LP                                            13,400,000            1.33%                 0         220,403
---------------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada                                          6,300,000            0.63%           188,711         103,622
---------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Asset Management, Inc.                      14,625,000            1.46%                 0         240,552
---------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Inc.                                       174,000            0.02%                 0           2,861
---------------------------------------------------------------------------------------------------------------------------
San Diego City Retirement                                     1,522,000            0.15%                 0          25,033
---------------------------------------------------------------------------------------------------------------------------
San Diego County Convertible                                  3,074,000            0.31%                 0          50,561
---------------------------------------------------------------------------------------------------------------------------
San Diego County Employees Retirement Association             3,400,000            0.34%                 0          55,923
---------------------------------------------------------------------------------------------------------------------------
Screen Actors Guild                                             850,000            0.08%                 0          13,980
---------------------------------------------------------------------------------------------------------------------------
SCI Endowment Care Common Trust Fund - National
Fiduciary Services                                              340,000            0.03%                 0           5,592
---------------------------------------------------------------------------------------------------------------------------
SCI Endowment Care Common Trust Fund - Suntrust                 150,000            0.01%                 0           2,467
---------------------------------------------------------------------------------------------------------------------------
Southern Farm Bureau Life Insurance                           1,305,000            0.13%                 0          21,464
---------------------------------------------------------------------------------------------------------------------------
Starvest Managed Portfolio                                      125,000            0.01%                 0           2,056
---------------------------------------------------------------------------------------------------------------------------
State Employees' Retirement Fund of the State of
Delaware                                                      2,510,000            0.25%                 0          41,284
---------------------------------------------------------------------------------------------------------------------------
State of Connecticut Combined Investment Funds                6,060,000            0.60%                 0          99,674
---------------------------------------------------------------------------------------------------------------------------
State of Florida, Division of Treasury                        3,380,000            0.34%                 0          55,594
---------------------------------------------------------------------------------------------------------------------------
State of Florida, Office of the Treasurer                     3,500,000            0.35%                 0          57,568
---------------------------------------------------------------------------------------------------------------------------
State of Mississippi Health Care Trust Fund                   1,360,000            0.14%                 0          22,369
---------------------------------------------------------------------------------------------------------------------------
State of Oregon/SAIF Corporation                              9,575,000            0.95%                 0         157,489
---------------------------------------------------------------------------------------------------------------------------
State Street Bank Custodian for GE Pension Trust              2,180,000            0.22%                 0          35,856
---------------------------------------------------------------------------------------------------------------------------
Sylvan IMA Ltd., c/o Forest Mngt. L.L.C.                        810,000            0.08%           810,000          13,322
---------------------------------------------------------------------------------------------------------------------------
Tokai Asia Limited                                           34,000,000            3.38%                 0         559,232
---------------------------------------------------------------------------------------------------------------------------
Tufts Associated Health Plans,
c/o Income Research & Management                                650,000            0.06%                 0          10,691
---------------------------------------------------------------------------------------------------------------------------
UBS O'Connor L.L.C. F/B/O UBS Global Equity
Arbitrage Master Ltd.                                         5,500,000            0.55%                 0          90,464
---------------------------------------------------------------------------------------------------------------------------
UBS Warburg L.L.C.                                           20,796,000            2.07%                 0         342,052
---------------------------------------------------------------------------------------------------------------------------
Union Carbide Retirement Account                              2,500,000            0.25%                 0          41,120
---------------------------------------------------------------------------------------------------------------------------
University of Massachusetts,
c/o Income Research & Management                                130,000            0.01%                 0           2,138
---------------------------------------------------------------------------------------------------------------------------
Vanguard Convertible Securities Fund, Inc.                    6,575,000            0.65%                 0         108,145
---------------------------------------------------------------------------------------------------------------------------
Variable Insurance Products Fund:  Equity-Income
Portfolio                                                     7,800,000            0.78%                 0         128,294
---------------------------------------------------------------------------------------------------------------------------
Wake Forest University                                        1,232,000            0.12%                 0          20,263
---------------------------------------------------------------------------------------------------------------------------
White River Securities LLC                                   10,334,000            1.03%                 0         169,973
---------------------------------------------------------------------------------------------------------------------------
Wilmington Trust Co as Owner & TTEE for the
Forestal Funding Master Trust                                35,500,000            3.53%                 0         583,904
---------------------------------------------------------------------------------------------------------------------------
Worldwide Transactions Ltd.                                     383,000            0.04%                 0           6,299
---------------------------------------------------------------------------------------------------------------------------
Writers Guild                                                   497,000            0.05%                 0           8,174
---------------------------------------------------------------------------------------------------------------------------
Wyoming State Treasurer                                       1,701,000            0.17%                 0          27,978
---------------------------------------------------------------------------------------------------------------------------
Zurich Institutional Benchmarks Master Fund LTD               1,550,000            0.15%                 0          25,494
---------------------------------------------------------------------------------------------------------------------------
Zurich Master Hedge Fund c/o Forest Investment
Mngt. L.L.C.                                                    370,000            0.04%           370,000           6,085
---------------------------------------------------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Wilkes, State of North Carolina, on September 14, 2001.

                              LOWE'S COMPANIES, INC.

                              (Registrant)

                              By:  /s/ Stephen A. Hellrung
                                  ----------------------------------------
                                          Stephen A. Hellrung,
                                          Senior Vice President, General Counsel
                                          and Secretary


                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 14, 2001.

     Signature                                   Title
     ---------                                   -----
     /s/ Robert L. Tillman*             Chairman of the Board of Directors, President,
---------------------------------
     Robert L. Tillman                  Chief Executive Officer and Director
                                        (Principal Executive Officer)


     /s/ Robert A. Niblock*             Senior Vice President and Chief Financial
---------------------------------
     Robert A. Niblock                  Officer (Principal Financial Officer)


     /s/ Kenneth W. Black, Jr.*         Senior Vice President and Chief Accounting Officer
---------------------------------
     Kenneth W. Black, Jr.              (Principal Accounting Officer)



     /s/ Leonard L. Berry, Ph.D.*       Director
---------------------------------
     Leonard L. Berry, Ph.D.


     /s/ Peter C. Browning      *       Director
---------------------------------
     Peter C. Browning

     /s/ Paul Fulton   *                Director
---------------------------------
     Paul Fulton

     /s/ Dawn Hudson   *                Director
---------------------------------
     Dawn Hudson

     /s/ Robert A. Ingram       *       Director
---------------------------------
     Robert A. Ingram

     /s/ Kenneth D. Lewis       *       Director
---------------------------------
     Kenneth D. Lewis

     /s/ Richard K. Lochridge*          Director
---------------------------------
     Richard K. Lochridge

     /s/ Claudine B. Malone*            Director
---------------------------------
     Claudine B. Malone

     /s/ Thomas D. O'Malley*            Director
---------------------------------
     Thomas D. O'Malley

     /s/ Robert G. Schwartz*            Director
---------------------------------
     Robert G. Schwartz

               *By:  /s/ Stephen A. Hellrung
                     -------------------------------------
                     Stephen A. Hellrung
                     Attorney-in-Fact